Exhibit 99.1

Sterne Agee Investor Conference Palm Beach, FL December 16, 2013

This presentation contains forward-looking statements, which are included in accordance with the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. In some cases, you can identify forward-looking statements by terminology such as “may,” “will,” “should,” “could,” “can,” “expects,” “plans,” “intends,” “anticipates,” “believes,” “estimates,” “predicts,” “potential,” or “continue,” or the negative of such terms and other comparable terminology. These forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the Company’s actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such factors include, among others, the following: failure to maintain adequate levels of capital and liquidity to support Company’s operations; general economic and business conditions in those areas in which the Company operates; success or lack of success of any future acquisitions; demographic changes; competition; fluctuations in interest rates; continued ability to attract and employ qualified personnel; ability to receive regulatory approval for our bank subsidiary to declare or pay dividends to the Company; adequacy of our allowance for loan losses, changes in credit quality and the effect of credit quality on our provision for credit losses and allowance for loan losses; changes in governmental legislation or regulation, including, but not limited to, any increase in FDIC insurance premiums and regulatory capital standards; changes in accounting policies and practices; changes in business strategy or development plans; changes in the securities markets; changes in consumer spending, borrowing and savings habits; the availability of capital from private or government sources; competition for loans and deposits and failure to attract or retain loans and deposits; changes in the financial performance and/or condition of our borrowers and the ability of our borrowers to perform under the terms of their loans and other terms of credit agreements; political instability, acts of war or terrorism and natural disasters; and additional “Risk Factors” referenced in the Company’s most recent Annual Report on Form 10-K/A filed with the Securities and Exchange Commission, (the “SEC”) as supplemented from time to time. When relying on forward-looking statements to make decisions with respect to the Company, investors and others are cautioned to consider these and other risks and uncertainties. The Company can give no assurance that any goal or plan or expectation set forth in a forward-looking statement can be achieved and readers are cautioned not to place undue reliance on such statements, which speak only as of the date made. The forward-looking statements are made as of the date of these materials, and the Company does not intend, and assumes no obligation, to update the forward-looking statements or to update the reasons why actual results could differ from those projected in the forward-looking statements. Investors and security holders are urged to read the Company’s Annual Report on Form 10-K/A, quarterly reports on Form 10-Q and other documents filed by the Company with the SEC. The documents filed by the Company with the SEC may be obtained at the Company’s website at www.gbnk.com or at the SEC's website at www.sec.gov. These documents may also be obtained free of charge from the Company by directing a request to: Guaranty Bancorp, 1331 Seventeenth St., Suite 345, Denver, CO 80202, Attention: Christopher Treece/Investor Relations; Telephone 303-675-1194. Forward Looking Statements 2

Recent Price $ 14.401 Tangible Book Value Per Share $ 8.462 Price to LTM earnings 23.0x1 Price to 2014 consensus earnings 19.5x1,3 Price to Tangible Book Value Per Share 1.70x Year to Date 2013 EPS (Basic) $ 0.48 November 29, 2013 Quarterly Per Share Dividend Payment $ 0.025 Market Capitalization: $ 308.0 million 1, 4 About Us – Guaranty Bancorp 3 1 Closing Price on December 9, 2013. 2 See the accompanying reconciliation of non-GAAP measurements to GAAP. 3 NASDAQ consensus of analyst earnings expectations as of third quarter 2013 reported as $0.74 per share. 4 Based on 21,390,412 Shares Outstanding (Voting and Non-Voting) on September 30, 2013.

4 About Us – Guaranty Bancorp

Guaranty Bancorp is uniquely positioned in the Colorado market: Strategically located on the thriving Colorado Front Range, which encompasses 85% of the state’s population Asset Size: $1.9 billion Gross Loans: $1.3 billion Total Deposits: $1.5 billion AUM: $431 million About Us – Guaranty Bancorp 5

Positive pre-tax operating earnings trend Third quarter net interest margin of 3.63% reflected a 2 basis point improvement from the second quarter 2013 Noninterest income, exclusive of securities gains, grew $0.6 million or 18.7% in third quarter 2013 compared to third quarter 20121 Improved tax-equivalent efficiency ratio to 65.1% in third quarter 2013 compared to 71.3% in third quarter 2012 Current quarterly cash dividend level of 2.5 cents per share equates to a dividend yield of approximately 0.69% Continued loan growth momentum Year-to-date 2013 net loan growth of 15.5% annualized Third quarter 2013 net loan growth of 16.9% annualized Year-to-date 2013 net commercial loan growth of 24.5% annualized Strong asset quality (ratios as of September 30, 2013) Nonperforming loans to total loans of 1.40% Nonperforming assets to total assets of 1.28% Classified asset ratio of 14.99% Texas ratio of 10.72% Allowance to total loans of 1.58% Investment Considerations 6 1 See accompanying reconciliation of non-GAAP financial measurements to GAAP.

Strong core deposit mix Noninterest bearing deposits comprised 35.4% of total deposits at September 30, 2013 Time deposits comprised 12.4% of total deposits at September 30, 2013 Third quarter 2013 cost of deposits of 0.17% Noninterest income growth Investment advisory fees 54.3% annualized growth in Private Capital Management assets under management through the first nine months of 2013 Q4 2013 hiring of Trust Manager expected to accelerate growth Purchased $15 million of bank-owned life insurance in April 2013 Earnings are reflected as noninterest income and are tax-exempt Anticipated tax-equivalent earnings of approximately $1.0 million annually Growing treasury management and customer service fees Premium income from the sale of Small Business Administration (SBA) guaranteed loans Focused on generating customer loan related interest rate swap income Investment Considerations 7

Strong capital structure supportive of future growth (ratios as of September 30, 2013) Tangible Common Equity Ratio of 9.58%1 Total Risk-Based Capital Ratio of 14.94% Leverage Ratio of 11.50% GAAP Equity Ratio of 9.93% Expense management Redeemed $15 million of 10.47% Trust Preferred Securities in first quarter 2013 – savings of $1.6 million annually Closed a total of seven branches in 2012 and 2013 with estimated annual savings of approximately $2.0 million. Continued reduction in troubled asset related expenses Review of all significant cost areas of the bank including information technology, communication, processing and occupancy to identify cost saving opportunities Continue to pursue bank and non-bank acquisition opportunities Investment Considerations 1 See accompanying reconciliation of non-GAAP financial measurements to GAAP. 8

Pre-Tax Operating Earnings1 1 See accompanying reconciliation of non-GAAP financial measurements to GAAP. 9

Net Interest Margin *Cost of Funds calculated as interest expense over interest bearing liabilities plus demand deposits. 10 4.02% 3.63% 0.41% 0.17%

Core Noninterest Income1 1 Core noninterest income excludes the gain or loss recognized on the sale of securities. See accompanying reconciliation of non-GAAP financial measurements to GAAP. 11

Tax Equivalent Efficiency Ratio Note: Tax Equivalent Efficiency Ratio excludes a $0.6 million prepayment penalty on the early redemption of high-cost trust preferred securities in Q1 2013, a $3 million impairment charge on a single OREO property in Q4 2012 and a $2.8 million impairment of long-lived assets in Q2 2012. 12 65.12%

September 30, 2013 Loan Composition 13

1 Excludes Loans Held for Sale. 2010 2011 2012 Q3 2013 YTD Loans - Beginning Balance $1,519,608 $1,204,580 $1,098,140 $1,158,749 New Credit Extended and Advances on Existing Lines 276,604 388,088 522,679 436,654 Net Paydowns & Maturities (505,078) (457,442) (450,623) (294,931) Net Loan Charge-Offs (39,322) (17,408) (7,519) (4,834) Transfers to OREO (47,232) (19,678) (3,928) (2,386) Loans - Ending Balance1 $1,204,580 $1,098,140 $1,158,749 $1,293,252 Annualized Loan (Shrinkage) Growth (21%) (9%) 6% 16% Loan Portfolio Activity (in thousands) 14

Note: Classified Assets / Tier 1 Capital + ALLL is computed for our subsidiary bank, Guaranty Bank and Trust Company. Classified Assets 15 14.99% 10.72%

Deposit Composition September 30, 2013 16

Deposit Levels 0.17% 17

Income Statement 4Q11 1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 Net Interest Income $ 15,325 $ 15,300 $ 15,383 $ 14,511 $ 15,217 $ 15,378 $ 15,739 $ 16,062 Provision for Loan Losses 1,000 1,000 500 - (3,500)2 - - - Noninterest Income 2,800 3,099 2,911 3,815 3,766 2,950 3,711 3,664 Noninterest Expense 14,849 14,482 17,5161 14,194 17,9222 15,192 13,879 13,936 Tax Expense (Benefit) - - (5,914)1 1,302 1,441 864 1,753 1,797 Net Income $ 2,276 $ 2,917 $ 6,192 $ 2,830 $ 3,120 $ 2,272 $ 3,818 $ 3,851 Balance Sheet 12/31/11 3/31/12 6/30/12 9/30/12 12/31/12 3/31/13 6/30/13 9/30/13 Cash and Equivalents $ 109,225 $ 105,273 $ 142,133 $ 167,823 $ 171,217 $ 60,891 $ 35,613 $ 33,465 Investments 386,141 401,357 398,151 436,386 458,927 512,188 484,971 471,257 Loans 1,098,140 1,109,897 1,110,161 1,118,968 1,158,749 1,180,607 1,240,555 1,293,252 Allowance for Loan Losses (34,661) (30,075) (29,307) (28,597) (25,142) (24,060) (20,218) (20,450) Other Assets 130,823 129,992 129,401 140,398 123,187 107,214 125,207 118,667 Total Assets $1,689,668 $1,716,444 $1,750,539 $1,834,978 $1,886,938 $1,836,840 $1,866,128 $1,896,191 Deposits $1,313,786 $1,338,928 $1,378,937 $1,395,096 $1,454,756 $1,442,317 $1,449,251 $1,482,515 Other Liabilities 204,871 203,243 191,481 254,809 243,982 204,981 231,553 225,408 Total Liabilities $1,518,657 $1,542,171 $1,570,418 $1,649,905 $1,698,738 $1,647,298 $1,680,804 $1,707,923 Stockholders’ Equity $171,011 $174,273 $180,121 $185,073 $188,200 $189,542 $185,324 $188,268 Total Liabilities and Stockholders’ Equity $1,689,668 $1,716,444 $1,750,539 $1,834,978 $1,886,938 $1,836,840 $1,866,128 $1,896,191 Quarterly Financial Statement Summary (in thousands) 18 1 In the 2nd quarter 2012 the Company recognized a $2.8 million branch closure impairment in addition to a $5.9 million reversal of its deferred tax asset valuation allowance. 2 In the 4th quarter 2012 the Company recognized a $3.5 million credit provision as a result of reduced credit risk in the loan portfolio and a $3.0 million write-down on the Company’s largest OREO property.

Colorado Market 19

Demographics Colorado National Current Population (2013 estimate)1 5,119,000 316,153,000 Historical Population Change (April 2010-July 2012)1 3.1% 1.7% Projected Population Change (2010-2015)1 7.8% 3.9% Median Household Income (2007-2011)1 $57,685 $52,762 Projected Household Income Change (2010-2015)1 14.6% 12.4% Current Unemployment Rate2 6.8% 7.0% Market Data 20 1 US Census Bureau 2 Bureau of Labor Statistics

Business Climate Colorado is the seventh top state for business – CNBC 2013 Colorado ranks fifth overall in the Forbes “Best States for Business and Careers” report – Forbes 2013 Colorado is the nation’s third-most economically competitive state – Beacon Hill Institute 2012 Denver is third best city for startups – Venture Beat 2012 Boulder was ranked first for its high-tech startup concentration at 6.3 times the national average – Ewing Marion Kauffman Foundation 2013 Colorado ranked third for the dollar amount of private-equity investment made within the state during 2012 ($26.8 billion) – Private Equity Growth Capital 2013 July 2013 home sales in metro Denver increased by 32% over July 2012 with a 10.6% increase in average sales price – Metrolist Inc. The increased demand for housing in the Denver area is also reflected in the average days on the market, which, improved to 37 days in July 2013 compared to 65 days in July 2012 – Metrolist. Inc. Denver is the best U.S. city for small business employees – CardHub.com 2013 Denver is the 6th best U.S. city for college graduates seeking employment – CareerBuilder 2013 Market Data 21

Growth Colorado was the fourth fastest growing state in 2011 – U.S. Census Bureau 2012 Metro Denver has a population of 2.8 million people, and has a growth rate that has consistently outpaced the national rate every decade since the 1930s – Metro Denver Economic Development Corporation Denver is one of five markets that have reached or surpassed pre-recession rental rates – Third Quarter 2013 Denver Office Market Trends Newmark, Grubb, Knight, Frank Current Downtown Denver development projects include: Union Station redevelopment, 16th Street mall renovation and multiple multi-use development projects. Ardent Mills, the new flour milling joint venture of ConAgra Foods Inc., Cargill and CHS Inc., recently chose the Denver area for its headquarters Highly Educated Workforce Colorado ranks first for labor prospects – Forbes 2012 Colorado is the nation’s third-most highly educated state for residents with a bachelors degree or higher - U.S. Census Bureau 2012 Colorado has the third highest concentration of scientists and engineers in the nation - Milken Institute, 2010 Denver is among the top-five “Best Cities for Young Adults” for job growth, highly educated people and low living costs – Kiplinger’s Personal Finance 2012 Market Data 22

Reconciliation of Non-GAAP Financial Measures 23

Tangible Book Value as of September 30, 2013 Stockholders’ Equity $188,268 Less Intangible Assets (7,232) Tangible Stockholders’ Equity $181,036 Shares Outstanding 21,390,412 Book Value per common share $8.80 Tangible Book Value per common share $8.46 Tangible Common Equity Ratio as of September 30, 2013 Stockholders’ Equity $188,268 Less Intangible Assets (7,232) Tangible Stockholders’ Equity $181,036 Total Assets $1,896,191 Less Intangible Assets (7,232) Total Tangible Assets $1,888,959 Equity Ratio – GAAP1 9.93% Tangible Common Equity/ Tangible Assets 9.58% 1 Total stockholders’ equity / total assets Reconciliation of Non-GAAP Financial Measures ($ in thousands, share data excepted) 24

Pre-tax Operating Earnings 3Q11 4Q11 1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 Income before income taxes $2,153 $2,276 $2,917 $278 $4,132 $4,561 $3,136 $5,571 $5,648 Adjustments: Provision (credit) for loan losses 1,000 1,000 1,000 500 (3,500) - - 142 Expenses related to other real estate owned, net 90 240 352 461 348 3,209 334 (257) (200) Prepayment penalty on long term debt 2,672 - - - - - 629 - - Impairment of long-lived assets - - - 2,750 - - - - - Securities (gains) / losses (3,018) (283) (622) (342) (746) (817) - (54) (20) Pre-tax Operating Earnings $2,897 $3,233 $3,647 $3,647 $3,734 $3,453 $4,099 $5,260 $5,570 Core Noninterest Income 3Q11 4Q11 1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 Noninterest Income $5,529 $2,800 $3,099 $2,911 $3,815 $3,766 $2,950 $3,711 $3,664 Securities (gains)/losses (3,018) (283) (622) (342) (746) (817) - (54) (20) Core Noninterest Income $2,511 $2,517 $2,477 $2,569 $3,069 $2,949 $2,950 $3,657 $3,644 25 Reconciliation of Non-GAAP Financial Measures ($ in thousands)